SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]
Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                 INFINITY, INC.
                (Name of Registrant as Specified in Its Charter)

                                 INFINITY, INC.
                   (Name of Person(s) Filing Proxy Statement)
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                                 INFINITY, INC.
                                 211 West 14th
                             Chanute, Kansas  66720
                                (316) 431-6200

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 22, 1999

TO THE SHAREHOLDERS OF INFINITY, INC.:

     NOTICE HEREBY IS GIVEN that the Special Meeting of Shareholders of Infinity, Inc., a Colorado corporation (the "Company"), will be held on Monday, March 22, 1999, at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. A proposal to effect up to a 1 for 5 reverse split of the outstanding Common Stock.

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the $.0001 par value common stock of the Company of record at the close of business on February 25, 1999, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        STANTON E. ROSS, PRESIDENT
Chanute, Kansas
February 25, 1999















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                                 INFINITY, INC.
                                 211 West 14th
                             Chanute, Kansas  66720
                                (316) 431-6200

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 22, 1999

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Infinity, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held on Monday, March 22, 1999, at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, at 10:00 a.m., Mountain Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about February 26, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.0001 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on February 25, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On February 25, 1999, the Company had 11,916,862 shares of its $.0001 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.0001 par value common stock owned beneficially, as of February 25, 1999, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director and Officer of the Company, and by all Directors and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

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    Name and Address               Amount and Nature of           Percent
  of Beneficial Owners             Beneficial Ownership           of Class
  --------------------             --------------------           --------

Stanton E. Ross                       1,853,285 (1)                 15.3%
211 West 14th Street
Chanute, KS  66720

John C. Garrison                        130,000 (2)                  1.1%
7211 High Drive
Prairie Village, KS  66208

Don W. Appleby                          100,000 (3)                  0.8%
3701 S.W. 36th
Topeka, KS  66614

Stephen J. Skaggs                           842 (4)                   *
211 West 14th Street
Chanute, KS  66720

Jeffrey L. Dale                           1,500                       --
1027 West 5th
Chanute, KS  66720

All Directors and Executive           2,085,627                     16.9%
Officers as a Group (5 persons)
___________________

(1) Includes 166,668 shares which may be purchased within 60 days under stock options held by Mr. Ross.

(2) Includes 125,000 shares which may be purchased within 60 days under stock options held by Mr. Garrison

(3) Represents 100,000 shares which may be purchased within 60 days under stock options held by Mr. Appleby.

(4) Includes 600 shares which may be purchased within 60 days under stock options held by Mr. Skaggs.

     There are no known agreements, the operation of which may at a subsequent date result in a change in control of the Company.

                          PROPOSED REVERSE STOCK SPLIT

     The Board of Directors has proposed, subject to Shareholder approval, up to a 1 for 5 reverse split of the outstanding shares of the Company's Common Stock. There are presently 11,916,862 shares outstanding, and the reverse split will therefore reduce this number to approximately 2,383,400 shares if a 1 for 5 reverse split is effected. No fractional shares will be issued and instead a whole share will be issued to any Shareholder entitled to a fraction of a share.

     The reverse stock split is being proposed because the Company's Common Stock does not currently meet the requirements for continued listing on the Nasdaq Small-Cap Market. The Nasdaq continued listing standards include a requirement that the closing bid price for a listed company be at least $1.00 per share. Failure to meet this requirement for thirty consecutive trading days may result in a company being delisted from the Nasdaq Small-Cap Market. When this requirement is not met, a company is delisted unless its closing bid

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price equals or exceeds $1.00 for at least ten consecutive trading days during a ninety day period following the notice of non-compliance from Nasdaq.

     On January 12, 1999, the Company received a notification of non-compliance from Nasdaq because the closing bid price for the Company's Common Stock had been less than $1.00 for more than thirty consecutive trading days. In order to avoid delisting of the Company's Common Stock from the Nasdaq Small-Cap Market, the bid price for the Company's Common Stock must close at or above $1.00 per share for at least 10 consecutive trading days before April 12, 1999.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to maintain the listing of the Common Stock on the Nasdaq Small-Cap Market and that the most preferable way to assure that the Company's Common Stock will not be delisted is to effect the proposed reverse stock split. It is anticipated that the reverse stock split will become effective at the close of business on March 24, 1999. The exact amount of the reverse split will be determined by the Board of Directors at least 10 days prior to the effective date of the reverse split.

     In the event that the reverse stock split is not approved by the Company's shareholders, it is likely that the Company's Common Stock will be delisted by Nasdaq. If this were to occur, the Common Stock would be traded on the OTC Bulletin Board and would be subject to regulations relating to "Penny Stocks" which would immediately affect the ability of shareholders to resell their stock and the market value for the Company's Common Stock.

     A reverse stock split has no federal income tax consequences in that it is a non-taxable distribution of the Company's stock under Section 305 of the Internal Revenue Code. The basis for a shareholder's stock will be allocated among the shares held after the reverse split. For example, if a 1 for 5 reverse split is effected, a shareholder's basis in each 5 shares before the reverse split will become the basis in one share after the reverse split.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED REVERSE STOCK SPLIT.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as et forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN OCTOBER 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in October 1999 must be received at the offices of the Company, 211 West 14th Street, Chanute, Kansas 66720, no later than May 5, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in October 1999 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to July 21, 1999, of the business to be presented.

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Any such notices received after said date will be considered untimely under
Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.

                                       STANTON E. ROSS, PRESIDENT
Chanute, Kansas
February 25, 1999


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P R O X Y

                                 INFINITY, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stanton E. Ross with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Infinity, Inc. held of record by the undersigned on February 25, 1999, at the Special Meeting of Shareholders to be held on March 22, 1999, or any adjournment thereof.

     1. A proposal to effect up to a 1 for 5 reverse split of the outstanding Common Stock.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     2. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFINITY, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.


Dated  _____________, 1999.
                                      _____________________________________


                                      _____________________________________
                                      Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when sign ing. Attorneys should submit powers of attorney.